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                                                                 Exhibit 10.7(a)


                                 AMENDMENT NO. 1
                          Dated as of September 5, 1997
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997
                                       and
                               SECURITY AGREEMENTS
                           Dated as of October 5, 1996

                  THIS AMENDMENT NO. 1 ("Amendment") is made as of September 5, 1997 by and among AAS Holdings, LLC, Advanced Accessory Systems, LLC, Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement and certain of the Security Agreements on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement and Security Agreements. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the condition precedent set forth in Section 3 below:

                  1.1 Schedule 5.8 to the Credit Agreement is amended by deleting the existing Schedule 5.8 in its entirety and substituting therefor Amended Schedule 5.8 attached hereto.

                  1.2 Section 5(a) of the Security Agreement executed by Holdings in favor of the Documentation and Collateral Agent is amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                  The correct name of Grantor is "Advanced Accessory Systems, LLC".

                  1.3 Section 5(a) of the Security Agreement executed by AAS in favor of the Documentation and Collateral Agent is amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                  The correct name of Grantor is "SportRack, LLC".

                  2. Consent. The Lenders hereby consent to the amendment by Holdings and AAS of their respective organizational documents to effect changes in their names to "Advanced Accessory Systems, LLC" and "SportRack, LLC", respectively.


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                  3. Condition of Effectiveness. The effectiveness of this
Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents. Upon the satisfaction of the foregoing condition precedent, this Amendment shall become effective (i) with respect to the consent set forth in Section 2 above, as of the date hereof, and
(ii) with respect to the amendments set forth in Section 1 above, as of the date on which appropriate amendments effecting the name changes are filed with the Secretary of State of Delaware and copies thereof are delivered to the Administrative Agent (the "Effective Date").

                  4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of the Effective Date, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  5. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            AAS HOLDINGS, LLC
                                              as a Borrower


                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Vice President

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                              as a Borrower
                                            By: AAS HOLDINGS, LLC
                                                 Its Manager

                                            By:  /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Vice President

                                            VALLEY INDUSTRIES, LLC
                                              as a Borrower
                                            By:  AAS HOLDINGS, INC.
                                                     Its Manager

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Vice President

                                            BRINK INTERNATIONAL BV
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-In-Fact

                                            BRINK BV
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-In-Fact


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                                           NBD BANK
                                             as the Administrative Agent and
                                             the Documentation and Collateral
                                             Agent, and as a Lender

                                           By: /s/ William Canney
                                              -----------------------------
                                           Name:  William Canney
                                           Title: Vice President

                                           THE CHASE MANHATTAN BANK
                                             as the Co-Administrative Agent and
                                             the Syndication Agent, and as a
                                             Lender

                                           By: /s/ Thomas H. Kozlark
                                              -----------------------------
                                           Name:  Thomas H. Kozlark
                                           Title: Vice President


                                           FIRST UNION NATIONAL BANK (f/k/a
                                            First Union National Bank of North
                                            Carolina)
                                            as a Lender

                                           By: /s/ MARK M. Harden
                                              -----------------------------
                                           Name:  MARK M. Harden
                                           Title: Vice President


                                           THE BANK OF NOVA SCOTIA
                                             as a Lender

                                           By: /s/ F.C.B. Ashby
                                              -----------------------------
                                           Name:  F.C.B. Ashby
                                           Title: Senior Manager Loan Operations



                                           COOPERATIEVE CENTRALE
                                           RAIFFEISEN-BOERENLEENBANK
                                           B.A., "RABOBANK NEDERLAND",
                                           NEW YORK BRANCH
                                           as a Lender

                                           By: /s/ Dana W. Hemenway
                                              -----------------------------
                                           Name:  Dana W. Hemenway
                                           Title: Vice President

                                           By: /s/ Ian Reece
                                              -----------------------------
                                            Name:  Ian Reece
                                            Title: Senior Credit Officer





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

                                            LASALLE NATIONAL BANK
                                              as a Lender

                                            By: /s/ Thomas J. Ranville
                                               -----------------------------
                                            Name:  Thomas J. Ranville
                                            Title: Vice President

                                            MICHIGAN NATIONAL BANK
                                              as a Lender

                                            By: /s/ Mark W. Smits
                                               -----------------------------
                                            Name:  Mark W. Smits
                                            Title: Relationship Manager

                                            NATIONAL CITY BANK (CLEVELAND)
                                              as a Lender

                                            By: /s/ Carlton M. Faison
                                               -----------------------------
                                            Name:  Carlton M. Faison
                                            Title: Vice President

                                            COMERICA BANK
                                              as a Lender

                                            By: /s/ Beth A. Brockmann
                                               -----------------------------
                                            Name:  Beth A. Brockmann
                                            Title: Vice President

                                            VAN KAMPEN AMERICA CAPITAL
                                            PRIME RATE INCOME TRUST
                                              as a Lender

                                            By: /s/ Jeffrey W. Maillet
                                               -----------------------------
                                            Name:  Jeffrey W. Maillet
                                            Title: Sr. Vice Pres.-Portfolio Mgr.

                                            DEBT STRATEGIES FUND, INC.
                                              as a Lender

                                            By:
                                               -----------------------------
                                            Name:
                                            Title:


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



                                            SENIOR HIGH INCOME PORTFOLIO, INC.
                                              as a Lender

                                            By:
                                               -----------------------------
                                            Name:
                                            Title:

                                            DEEPROCK & CO.
                                            By: Eaton Vance Management
                                                as Investment Advisor

                                            By: /s/ Payson F. Swaffield
                                               -----------------------------
                                            Name:  Payson F. Swaffield
                                            Title: Vice President

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                as Investment Advisor

                                            By: /s/ Payson F. Swaffield
                                               -----------------------------
                                            Name:  Payson F. Swaffield
                                            Title: Vice President



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



                              AMENDED SCHEDULE 5.8

                                  Subsidiaries

                                    Attached.







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
                                  SCHEDULE 5.8

                                  Subsidiaries




     Advanced Accessory Systems, LLC, a Delaware limited liability company ("Holdings"), owns 99% of the outstanding membership interests of SportRack, LLC, a Delaware limited liability company ("Borrower"), and Chase Venture Capital Associates, L.P. owns 1% of the outstanding membership interests of Borrower. The capitalization and ownership of Holdings is as set forth on
Exhibit 1 to this Schedule 5.8. Each of Holdings, Borrower and Valley Industries, LLC, a Delaware limited liability company ("Valley") is qualified to transact business in Michigan.

     Holdings owns 100% of the issued and outstanding capital stock of AAS Capital Corporation, a Delaware corporation.

     Borrower owns 100% of the capital stock of SportRack International, Inc., a corporation formed under the laws of Canada ("SportRack International").

     AAS Holdings, Inc. ("Holdings Inc.") owns 100% of the issued capital stock of Brink International BV, a limited liability company formed under the laws of The Netherlands.

     Brink International BV owns 100% of the issued capital stock of Brink BV, a limited liability company formed under the laws of The Netherlands.

     Brink BV owns 100% of the stock of Brink Trekhaken BV, a company formed under the laws of The Netherlands.

     Brink International BV owns 100% of the stock of Brink Sverige AB, a company formed under the laws of Sweden.

     Brink International BV owns 100% of the stock of Brink U.K. Limited, a company formed under the laws of England.

     Brink International BV owns 100% of the stock of Nordisk Komponent Holding A/S, a company formed under the laws of Denmark ("Nordisk Komponent").

     Brink International BV owns 100% of the stock of Brink France SarL, a company formed under the laws of France.

     Brink International BV owns 100% of the stock of Brink Italia Srl, a company formed under the laws of Italy.


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
     Nordisk Komponent owns 100% of the stock of Brink A/S, a company formed under the laws of Denmark.

     Brink France SarL owns 99.8% of the stock of SFEA SA, a company formed under the laws of France. The remaining 0.2% is held by Brink BV and certain individuals as nominees.

     Brink France SarL owns 100% of the stock of SCI L'Elmontaise, a company formed under the laws of France.

     Borrower owns 100% of the stock of AAS GmbH a company formed under the laws of Germany.

     SportRack International owns 100% of the stock of Nomadic Sport Inc., a corporation existing under the laws of Canada.

     Holdings owns 99% of the outstanding membership interests of Valley.

     Borrower owns 1% of the outstanding membership interests of Valley.


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